ARMOUR RESIDENTIAL REIT

# ARMOUR RESIDENTIAL REIT, Inc.

Company Update

May 6, 2011

# PLEASE READ: Important Regulatory and Yield Estimate Risk Disclosures

Certain statements made in this presentation regarding ARMOUR Residential REIT, Inc. ("ARMOUR" or the "Company"), and any other statements regarding ARMOUR's future expectations, beliefs, goals or prospects constitute forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "anticipates," "expects," "estimates" and similar expressions) should also be considered forward-looking statements. Forward-looking statements include but are not limited to statements regarding the projections for ARMOUR's business, and plans for future growth and operational improvements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements. ARMOUR assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

This material is for information purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation for any securities, financial instruments, or common or privately issued stock. The statements, information and estimates contained herein are based on information that the presenter believes to be reliable as of today's date, but cannot be represented that such statements, information or estimates are complete or accurate.

***Actual realized yields, durations and net durations described herein will depend on a number of factors that cannot be predicted with certainly. Estimated yields do not reflect any of the costs of operation of ARMOUR.***

***THE NUMBERS PRESENTED HEREIN ARE UNAUDITED AND UNREVIEWED.***

ARMOUR RESIDENTIAL REIT

# ARMOUR Capitalization as of May 5, 2011

- Market Capitalization
  - $373.39 million.
  - 49,260,077 shares of common stock outstanding (NYSE: "ARR").
- Book Value
  - Additional paid-in capital[1] estimate: $7.13 per share or $350.98 million.
  - Current book value estimate: $7.23 per share or $356.15 million.
    - As of May 5, 2011, there were 49,260,077 shares outstanding
  - Book value as of March 31, 2011 was $6.84 or $220.61 million.
    - As of March 31, 2011, there were 32,254,054 shares outstanding.
- Warrants
  - There are 32,500,000 warrants outstanding (NYSE/Amex: "ARR/WS").
  - The conversion price is $11.00.
  - The expiration date is November 7, 2013.

(1) Additional paid-in capital is equal to historic book value. Current book value estimate is based on the current value of assets, hedges and liabilities.

ARMOUR RESIDENTIAL REIT

## ARMOUR Portfolio and Balance Sheet Highlights

- Agency mortgage portfolio valued at $3.44 billion[1].
  - 606 separate CUSIPs.
  - Average market value per CUSIP: $5.7 million. Median market value per CUSIP: $2.4 million.
- Gross asset duration estimate of 2.93.
- Net balance sheet duration estimate of 0.91 (excluding uninvested cash).
- Net REPO borrowings of $3.18 billion.
  - 9.1x debt to additional paid-in capital ratio (historic book value).
- Swaps and Eurodollar futures to replicate swaps total $1.449 billion.
  - 43.8% of non-true ARMs hedged.
- Liquidity total $159.1 million as of May 5, 2011.
  - Liquidity: 45.3% of additional paid-in capital.
  - True cash on hand of $76.2 million (21.7% of additional paid-in capital).
  - Unlevered securities of $70.0 million (19.9% of additional paid-in capital).
  - Short-term Agency principal and interest receivables (3.7% of additional paid-in capital):
    - 5/16/11: $3.6 million; 5/20/11: $1.5 million; 5/25/11: $7.1 million; 6/15/11: $0.7 million.

**Note**: Portfolio and liability information as of 5/5/2011. Portfolio information does not include $86.3 million of forward settling securities.
(1) Based on independent third party pricing as of 5/5/2011.

ARMOUR RESIDENTIAL REIT

# ARMOUR Dividends

- ARMOUR pays dividends monthly.
- ARMOUR declares dividends based on estimates of future taxable REIT income.
- Q2 2011 Monthly Dividends
  - ARMOUR will pay second quarter 2011 monthly dividends of $0.12 per month.
  - The shareholder record date is the 15th of each month, payable on the second to last business day of the month.
  - Dividends will be reviewed and set each quarter.

**ARMOUR 2010/2011 Dividends**

| | Record Date | Pay Date | Cash Dividend | Annualized Return on Equity |
|---|---|---|---|---|
| Q1 2010 | 3/15/2010 | 4/29/2010 | $0.40 | 17.1% |
| Q2 2010 | 6/3/2010 | 7/29/2010 | $0.40 | 17.2% |
| Q3 2010 | 9/23/2010 | 10/29/2010 | $0.36 | 19.6% |
| Q4 2010 | 12/20/2010 | 12/27/2010 | $0.36 | 19.7% |
| Q1 2011 | 15th of Each Month | 2nd to Last Business Day | $0.36 | 20.2% |

Note: Return on Equity data is determined using the stated book value as of the end of the previous quarter.

**2011 Dividend Record Date and Payment Schedule**

| | Record Date | Payment Date | | Record Date | Payment Date |
|---|---|---|---|---|---|
| January | 15th | 28th | July | 15th | 28th |
| February | 15th | 25th | August | 15th | 30th |
| March | 15th | 30th | September | 15th | 29th |
| April | 15th | 28th | October | 15th | 28th |
| May | 15th | 27th | November | 15th | 29th |
| June | 15th | 29th | December | 15th | 29th |

ARMOUR RESIDENTIAL REIT

## ARMOUR

- Investment Strategy Review
- Investment Methodology Review
- Portfolio Composition
- Portfolio & Liability Valuation and Duration Detail
- Portfolio Constant Prepayment Rates ("CPR")
- REPO Composition

# ARMOUR – Targets, Strategy and Governance Review

| | |
|---|---|
| **Balance Sheet Targets** | • ASSETS<br>  • ARMOUR invests in Agency assets.<br>• DURATION<br>  • Net balance sheet weighted average duration target of 1.5 or less.<br>• HEDGING<br>  • Hedge asset and funding rate risk on approximately 40% of non-ARM assets.<br>• LIQUIDITY<br>  • Hold up to 40% of unlevered equity in cash between prepayment periods.<br>• LEVERAGE<br>  • Debt to equity target of 9.0x vs. additional paid-in-capital. |
| **Portfolio Strategy** | • Invest in low duration Agency mortgage securities.<br>• Diversify broadly to limit idiosyncratic pool risk.<br>• Close focus on prepayment profile – credit, structure, and other characteristics to select better performing assets. |
| **Transparency and Governance** | • Portfolio and liability details are updated monthly at www.armourreit.com.<br>• Premium amortization is expensed monthly as it occurs.<br>• Hedge positions are marked-to-market daily.<br>• Non-Executive Board Chairman. |

ARMOUR RESIDENTIAL REIT

# ARMOUR Investment Methodology

Management has a very focused and disciplined approach to evaluating assets for inclusion in the ARMOUR portfolio. ARMOUR employs a 'buy and hold' strategy rather than a 'trading' strategy.

- **Agency Securities**
  - ARMOUR invests in Agency Securities.
- **Low Duration Assets**
  - Target a portfolio of low duration assets to reduce gross interest rate exposure.
- **Highly Liquid Assets**
  - Purchase those Agency mortgage assets that are highly liquid (easily traded and priced).
  - ARMOUR purchases "pass-through" securities and does not own any collateralized mortgage obligations ("CMOs").
- **Diversified Sources**
  - Source assets through a mix of direct purchases from:
    - Originators
    - Dealer inventories
    - Bid lists

- **Loan analysis**
  - Original loan balance size.
  - Year of origination.
  - Originating company, third party originators.
  - Loan seasoning.
  - Principal amortization schedule.
  - Original loan-to-value ratio.
  - Geography.
- **Pool analysis**
  - Prepayment history.
  - Prepayment expectations.
  - Premium over par.
  - "Hedgability."
  - Liquidity.
  - No TBA Pools – Only specified.

ARMOUR RESIDENTIAL REIT

# ARMOUR Agency Asset Class Composition



ARMs
3.9%
15 Year & Seasoned Pass-Throughs
35.3%
Low Loan Balance 15 Year Pass-Throughs
2.9%
10 Year Pass-Throughs
1.4%
Hybrids
56.5%

| Agency Asset Class | Current Value |
|---|---|
| **ARMs** (0-18 Months to Reset) (1) | $ 133,493,787 |
| **Hybrids** (19 Months and Longer to Reset) (2) | $ 1,944,029,045 |
| **10 Year Pass-Throughs** (3) | $ 46,829,667 |
| **Low Loan Balance 15 Year Pass-Throughs** (4) | $ 100,608,330 |
| **15 Year & Seasoned Pass-Throughs** (5) | $ 1,214,437,726 |
| Total | $ 3,439,398,555 |

(1) The weighted average months to reset is 6.
(2) The weighted average months to reset is 60.
(3) Longest final maturity is February 2021.
(4) Maximum original loan balance of $85,000.
(5) Longest final maturity is April 2027.

Information As of 5/5/2011.

# ARMOUR ARM and Hybrid Security Composition



85-120 MTR
2.1%
0-18 MTR
6.4%
19-36 MTR
7.0%
37-48 MTR
20.3%
49-60 MTR
29.0%
61-84 MTR
35.2%

| Months to Reset | Current Value | Weighted Average Months to Reset |
|---|---|---|
| 0-18 | $ 133,493,787 | 6 |
| 19-36 | $ 145,731,069 | 30 |
| 37-48 | $ 421,826,695 | 45 |
| 49-60 | $ 603,206,724 | 55 |
| 61-84 | $ 730,395,838 | 76 |
| 85-120 | $ 42,868,720 | 110 |
| Total | $ 2,077,522,832 | 57 |

**Note:** Information as of 5/5/2011. Percentages are based on the total market value of both ARMs and hybrids.

ARMOUR RESIDENTIAL REIT

# ARMOUR Agency Type Composition

## ARM & Hybrid Composition


Ginnie Mae
20.9%
Freddie Mac
11.0%
Fannie Mae
68.1%

## Fixed Composition


Ginnie Mae
0.0%
Freddie Mac
32.1%
Fannie Mae
67.9%

| Agency Type | Current Value | Percentage of Total Portfolio |
|---|---|---|
| Fannie Mae | $ 2,339,579,884 | 68.0% |
| Freddie Mac | $ 664,716,334 | 19.3% |
| Ginnie Mae | $ 435,102,337 | 12.7% |
| Total | $ 3,439,398,555 | 100.0% |

ARMOUR RESIDENTIAL REIT

# ARMOUR Portfolio and Liability Valuation and Duration Detail

| Agency Asset Class | Weighted Average Purchase Price | Weighted Average Current Market Price | Weighted Average Coupon | Estimated Effective Duration Using Current Values |
|---|---|---|---|---|
| ARMs | 104.7% | 105.3% | 3.47 | 0.84 |
| Hybrids | 103.4% | 104.3% | 3.69 | 2.57 |
| 10 Year Pass-Throughs | 102.7% | 104.6% | 3.62 | 3.52 |
| Low Loan Balance 15 Year Pass-Throughs | 105.9% | 107.0% | 4.70 | 3.41 |
| 15 Year & Seasoned Pass-Throughs | 103.8% | 104.7% | 4.18 | 3.67 |
| **Totals** | **103.7%** | **104.6%** | **3.88** | **2.93** |

| Estimated Balance Sheet Duration | Amount | Duration Effect on Balance Sheet | Weighted Average Hedge Rate | Weighted Average Hedge Duration |
|---|---|---|---|---|
| Agency Assets | $ 3,439,398,555 | 2.93 | n/a | n/a |
| Eurodollar Futures | $ 134,000,000 | -3.19 | 1.80 | -3.19 |
| Interest Rate Swaps | $ 1,315,000,000 | -3.94 | 1.79 | -3.94 |
| | | **0.91** | **1.79** | **-3.87** |

Duration estimates are derived from third-party software. Actual realized yields, durations and net durations described herein will depend on a number of factors that cannot be predicted with certainty. Market prices for our securities are obtained from independent third party sources.

If rates decline, the value of our swaps and Eurodollar futures will typically decline. Inversely, if rates increase, the value of the swaps and Eurodollar futures will typically increase.

Information as of 5/5/2011.

# ARMOUR Eurodollar Futures and Interest Rate Swap Detail

| Eurodollar Futures to Replicate Swaps | | Notional Amount | Weighted Average Rate | Duration |
|---|---|---|---|---|
| 2 Year | $ | 13,000,000 | 1.02% | 1.75 |
| 3 Year | $ | 47,000,000 | 1.57% | 2.70 |
| 4 Year | $ | 64,000,000 | 2.09% | 3.60 |
| 5 Year | $ | 10,000,000 | 2.11% | 4.75 |
| **Total or Weighted Average** | **$** | **134,000,000** | **1.80%** | **3.19** |

| Swap Counterparties |
|---|
| Citibank, N.A. |
| JP Morgan Chase, N.A. |
| Nomura Global Financial Products Inc. |
| UBS AG |

| Interest Rate Swaps Remaining Term | Weighted Average Remaining Term | Notional | Weighted Average Rate |
|---|---|---|---|
| 0-12 Months | 0 | 0 | 0.00 |
| 13-24 Months | 20 | 20,000,000 | 0.53 |
| 25-36 Months | 33 | 290,000,000 | 1.09 |
| 37-48 Months | 46 | 305,000,000 | 1.59 |
| 49-60 Months | 59 | 700,000,000 | 2.20 |
| **Total** | **50** | **1,315,000,000** | **1.79** |

Information as of 5/5/2011.

ARMOUR RESIDENTIAL REIT

# ARMOUR Portfolio Constant Prepayment Rates ("CPR")


Monthly Portfolio
Constant Prepayment Rate
25
20
15
10
5
0
8.6
12.9
10.0
20.7
18.8
16.0
11.9
12.6
9.5
11.1
11.6
10.9
10.0
16.2
9.0
9.8
9.5
9.2
December-09
January-10
February-10
March-10
April-10
May-10
June-10
July-10
August-10
September-10
October-10
November-10
December-10
January-11
February-11
March-11
April-11
May-11


May 2011
Agency Asset Class CPR
16
14
12
10
8
6
4
2
0
14.8
12.0
3.0
8.1
4.3
9.2
ARMs
Hybrids
10 Year Pass-Throughs
Low Loan Balance 15 Year Pass-Throughs
15 Year & Seasoned Pass-Throughs
Portfolio Average

- ARMOUR expenses premium amortization monthly as it occurs.
- Constant Prepayment Rate ("CPR") is the annualized equivalent of single monthly mortality ("SMM"). CPR attempts to predict the percentage of principal that will prepay over the next twelve months based on historical principal pay downs.
- CPR is reported on the 4th business day of the month for the previous month's prepayment activity.

ARMOUR RESIDENTIAL REIT

# ARMOUR Portfolio Constant Prepayment Rates ("CPR")


May 2011
Constant Prepayment Rates
25
20
15
10
5
0
ARMs &
Hybrids
Fixed Rates
10.1
7.1
22.0
3.4
6.9
0.0
Fannie Mae
Freddie Mac
Ginnie Mae
Fannie Mae
Freddie Mac
Ginnie Mae

- ARMOUR expenses premium amortization monthly as it occurs.
- Constant Prepayment Rate ("CPR") is the annualized equivalent of single monthly mortality ("SMM"). CPR attempts to predict the percentage of principal that will prepay over the next twelve months based on historical principal pay downs.
- CPR is reported on the 4th business day of the month for the previous month's prepayment activity.

# ARMOUR REPO Composition

| REPO Counter-Party | | Principal Borrowed | Percentage of REPO Positions with ARMOUR | Weighted Average Maturity in Days | Longest Maturity in Days |
|---|---|---|---|---|---|
| Goldman, Sachs & Co. | $ | 274,451,000 | 8.5% | 26 | 39 |
| Cantor Fitzgerald & Co. Inc. | $ | 271,210,000 | 8.4% | 15 | 22 |
| Nomura Securities International, Inc. | $ | 270,868,000 | 8.4% | 20 | 29 |
| MF Global Inc. | $ | 261,654,000 | 8.1% | 38 | 62 |
| UBS Securities LLC | $ | 259,701,000 | 8.1% | 19 | 32 |
| Guggenheim Securities, LLC | $ | 259,689,116 | 8.1% | 24 | 40 |
| RBS Securities Inc. | $ | 247,751,000 | 7.7% | 18 | 26 |
| South Street Securities LLC | $ | 242,196,124 | 7.5% | 22 | 40 |
| J. P. Morgan Securities LLC | $ | 189,879,000 | 5.9% | 15 | 20 |
| Mizuho Securities USA Inc. | $ | 144,873,000 | 4.5% | 17 | 20 |
| Daiwa Securities America Inc. | $ | 119,650,000 | 3.7% | 36 | 43 |
| PrinceRidge Group LLC | $ | 116,906,000 | 3.6% | 6 | 6 |
| Mitsubishi UFJ Securities (USA), Inc. | $ | 110,618,000 | 3.4% | 14 | 28 |
| Credit Suisse Securities (USA) LLC | $ | 108,542,107 | 3.4% | 15 | 21 |
| Merrill Lynch, Pierce, Fenner & Smith Inc. | $ | 104,087,000 | 3.2% | 15 | 18 |
| Barclays Capital Inc. | $ | 71,965,000 | 2.2% | 8 | 8 |
| Wells Fargo Bank, N.A. | $ | 55,900,000 | 1.7% | 13 | 13 |
| Jefferies & Company, Inc. | $ | 51,028,000 | 1.6% | 9 | 13 |
| BNP Paribas Securities Corp. | $ | 36,266,000 | 1.1% | 26 | 26 |
| CRT Capital Group LLC | $ | 25,174,000 | 0.8% | 8 | 8 |
| Total or Weighted Average | $ | 3,222,408,347 | 100.0% | 20 | |
| Weighted Average Haircut | | 5.09% | | | |
| Weighted Average Repo Rate | | 0.26% | | | |
| May Paydowns | $ | (41,304,611) | | | |
| Total REPO after Paydowns | $ | 3,181,103,736 | | | |
| Debt to Equity Ratio after Paydowns | | 9.06 | | | |

**Note:** ARMOUR has signed MRAs with 24 counterparties as of 5/5/2011.

ARMOUR RESIDENTIAL REIT

www.armourreit.com

ARMOUR Residential REIT, Inc.
3001 Ocean Drive
Suite 201
Vero Beach, FL 32963
772-617-4340